UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2013

GFI GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34897	80-0006224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Water Street New York, NY	10041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 968-4100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2013, the stockholders of GFI Group Inc. (“GFI”), upon the recommendation of the Board of Directors (the “Board”), approved an amendment and restatement of the GFI Group Inc. 2008 Equity Incentive Plan (the “Equity Plan”) and an amendment and restatement of the GFI Group Inc. 2008 Senior Executive Annual Bonus Plan (the “Bonus Plan”).  The amendment and restatement of the Equity Plan (i) increased the shares of common stock available for the grant of awards under the Equity Plan by 800,000 shares; (ii) added earnings before interest, taxes, depreciation and amortization as a new performance criteria that may be used in connection with the grant of performance-based awards; and (iii) made other changes to ensure that awards made under the Equity Plan may continue to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.  The amendment and restatement of the Bonus Plan was primarily to reapprove the material terms of the performance goals under the Bonus Plan so that amounts paid under the Bonus Plan to executive officers of GFI may continue to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

The amendment and restatement of the Equity Plan and the Bonus Plan are described in greater detail in GFI’s Proxy Statement, filed with the Securities and Exchange Commission on April 22, 2013 (the “Proxy Statement”), in connection with the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”).  The Proxy Statement includes a summary of the Equity Plan and the Bonus Plan.  The descriptions of the Equity Plan and the Bonus Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Equity Plan and the Bonus Plan, each as amended and restated effective as of February 7, 2013, which are attached to this report as Exhibits 10.1 and 10.2.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Company’s 2013 Annual Meeting was held on June 6, 2013.  A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1.                                      The Company’s stockholders elected the following director to serve until the Company’s 2016 annual meeting of stockholders and until a successor has been duly elected and qualified by the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Colin Heffron	96,780,631	2,337,907	14,985,679

2.                                      The Company’s stockholders ratified the appointment of PricewaterhouseCoopers, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2013 by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
114,079,400	43,744	41,073	—

3.                                      The Company’s stockholders approved the Amended and Restated GFI Group Inc. 2008 Equity Incentive Plan by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
54,530,440	43,947,075	641,023	14,985,679

4.                                      The Company’s stockholders approved the Amended and Restated Senior Executive Annual Bonus Plan by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
98,336,454	715,271	66,813	14,985,679

Item 9.01.    Financial Statements and Exhibits

(d)  Exhibits:

Exhibit	Description

10.1	Amended and Restated GFI Group Inc. 2008 Equity Incentive Plan.

10.2	Amended and Restated GFI Group Inc. 2008 Senior Executive Annual Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GFI GROUP INC.
Date: June 10, 2013

	By:	/s/ Scott Pintoff
	Name:	Scott Pintoff
	Title:	General Counsel and Corporate Secretary